CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


            The undersigned, the President of Stralem Fund (the "Funds"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:   August 13, 2003


                                                 /s/ Philippe E. Baumann
                                                 -----------------------
                                                 Philippe E. Baumann
                                                 Principal Executive Officer

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


            The undersigned, the Chief Financial Officer of Stralem Fund(the "Funds"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:   August 13, 2003


                                            /s/  Hirschel B. Abelson
                                           -------------------------
                                           Hirschel B. Abelson
                                           Principal Financial Officer